VOYAGEUR INVESTMENTS

YOUR TAX SENSITIVE INVESTMENT MANAGER



                         U.S. GOVERNMENT SECURITIES FUND



                                  ANNUAL REPORT




                             Dated October 31, 1996




Voyageur offers a family of mutual funds, each with an individual objective stated in its prospectus. Investment objectives of the funds range from high current income to long-term capital appreciation. Exchange privileges allow you to change your investment between Voyageur Funds as your objectives or market conditions change.

VOYAGEUR HIGH YIELD FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in medium and lower grade municipal bonds.

        Voyageur MINNESOTA High Yield Municipal Bond Fund
        Voyageur NATIONAL High Yield Municipal Bond Fund

VOYAGEUR TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in investment grade municipal bonds.


        Voyageur ARIZONA Tax Free Fund                       Voyageur MINNESOTA Tax Free Fund
        Voyageur CALIFORNIA Tax Free Fund                    Voyageur NATIONAL Tax Free Fund
        Voyageur COLORADO Tax Free Fund                      Voyageur NEW MEXICO Tax Free Fund
        Voyageur FLORIDA Tax Free Fund                       Voyageur NEW YORK Tax Free Fund
        Voyageur IDAHO Tax Free Fund                         Voyageur NORTH DAKOTA Tax Free Fund
        Voyageur IOWA Tax Free Fund                          Voyageur UTAH Tax Free Fund
        Voyageur KANSAS Tax Free Fund                        Voyageur WISCONSIN Tax Free Fund


VOYAGEUR INSURED TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable) with the added safety of an insured portfolio. The Funds invest in insured municipal bonds.

        Voyageur ARIZONA Insured Tax Free Fund               Voyageur MISSOURI Insured Tax Free Fund
        Voyageur CALIFORNIA Insured Tax Free Fund            Voyageur NATIONAL Insured Tax Free Fund
        Voyageur FLORIDA Insured Tax Free Fund               Voyageur OREGON Insured Tax Free Fund
        Voyageur MINNESOTA Insured Fund                      Voyageur WASHINGTON Insured Tax Free Fund


VOYAGEUR LIMITED TERM FUNDS seek to preserve original investment principal while providing income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in intermediate term investment grade municipal bonds.

        Voyageur FLORIDA Limited Term Tax Free Fund          Voyageur NATIONAL Limited Term Tax Free Fund
        Voyageur MINNESOTA Limited Term Tax Free Fund


VOYAGEUR EQUITY FUNDS seek long term capital appreciation by investing in common stocks.

        Voyageur AGGRESSIVE GROWTH Fund                      Voyageur GROWTH Stock Fund
        Voyageur GROWTH AND INCOME Fund                      Voyageur INTERNATIONAL Equity Fund


VOYAGEUR INCOME FUNDS seek high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

        Voyageur U.S. GOVERNMENT SECURITIES Fund

VOYAGEUR CASH TRUST SERIES MONEY MARKET FUNDS seek high current income, principal protection and liquidity by investing in money market instruments.

        Voyageur CALIFORNIA MUNICIPAL CASH Series            Voyageur MUNICIPAL CASH Series
        Voyageur FLORIDA MUNICIPAL CASH Series               Voyageur OHIO MUNICIPAL CASH Series
        Voyageur GOVERNMENT CASH Series                      Voyageur PRIME CASH Series
        Voyageur MINNESOTA MUNICIPAL CASH Series             Voyageur TREASURY CASH Series


For more complete information regarding the investment objectives, fees and expenses of the Funds, please obtain a prospectus from your Investment Representative or from Voyageur, 90 South Seventh Street, Suite 4400, Minneapolis, MN 55402-4115; (612) 376-7044 (local); 800-525-6584 (MKTG).



LETTER FROM THE PRESIDENT

[PHOTO]
JOHN G. TAFT
PRESIDENT

Dear Shareholder:

With the stock market continuing to push forward toward new highs, some investors find it easy to forget the importance of maintaining a portion of their assets in bonds. Study after study shows that investors who diversify their portfolio assets between stocks and bonds can significantly reduce the impact of stock market downturns. And, although we cannot predict when the stock market will experience a correction, we believe the stock market cannot continue to go up indefinitely without some type of adjustment.

What's important to remember is that the current 3 percent real rate of return (total return adjusted for inflation) on 10-year U.S. Treasuries is historically compelling -- especially when one considers the amount of risk stock investors have to take to reap their returns. The Voyageur U.S. Government Securities Fund continues to be, in our opinion, an ideal fund for investors looking for a conservative, "plain vanilla" approach of investing. The Fund is invested entirely in Government National Mortgage (GNMA) and U.S. Treasury securities -- securities that are backed by the full faith and credit of the U.S. government -- and has historically provided consistent, competitive investment results.

You may remember receiving an annual report just a few months ago and will notice that this shareholder report only covers the past four months of performance for the Fund. The reason is because we have changed the fiscal year for the Voyageur U.S. Government Securities Fund to end on October 31 rather than June 30. This change should have no effect on the performance of the Fund. Rather, we are adjusting the Fund's fiscal year to facilitate reporting requirements so it coincides with many of our other funds.

If at any time you have questions about your Voyageur fund investment, please contact your personal financial advisor or Voyageur Client Services at
800.543.3863. This 800 number -- known as Voyageur On CallTM -- allows you 24-hour access, seven days a week to an automated voice response service with Voyageur Client Services representatives available from 7 a.m. to 6 p.m. Central Standard Time.

We appreciate your continued patronage of Voyageur Investments and look forward to working with you and your financial advisor in offering products and services designed to bring you closer to your investment goals.

Sincerely,


/s/John G. Taft
John G. Taft
President
Voyageur U.S. Government Securities Fund



VOYAGEUR U.S. GOVERNMENT SECURITIES FUND


JANE M. WYATT IS THE SENIOR
PORTFOLIO MANAGER FOR THE
VOYAGEUR U.S. GOVERNMENT
SECURITIES FUND AS WELL AS
VOYAGEUR'S CHIEF INVESTMENT
OFFICER. JANE HAS 20 YEARS OF
EXPERIENCE IN THE INVESTMENT
INDUSTRY.


*THE LEHMAN BROTHERS GOVERNMENT INDEX INCLUDES FIXED RATE DEBT ISSUES RATED INVESTMENT GRADE OR HIGHER BY MOODY'S, S&P, OR FITCH, IN THAT ORDER. ALL ISSUES HAVE AT LEAST ONE YEAR TO MATURITY AND AN OUTSTANDING PAR VALUE OF AT LEAST $100 MILLION FOR U.S. GOVERNMENT ISSUES. ALL RETURNS ARE MARKET VALUE WEIGHTED INCLUSIVE OF ACCRUED INTEREST. THE GOVERNMENT BOND INDEX INCLUDES ISSUES OF THE U.S. GOVERNMENT OR ANY AGENCY THEREOF. THE NONCOVERTIBLE, PUBLICLY ISSUED, DOMESTIC DEBT IS GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURN INCLUDES PRICE APPRECIATION/DEPRECIATION AND INCOME AS A PERCENTAGE OF THE ORIGINAL INVESTMENT. THE TOTAL RETURN INDEX IS REBALANCED MONTHLY BY MARKET CAPITALIZATION.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF THE PORTFOLIO AND SHARES OF THE FUNDS WILL FLUCTUATE.


For the four months ended October 31, 1996, the Voyageur U.S. Government Securities Fund's total return at NAV for Class A shares was 4.18 percent. During this same four month period, the Fund outperformed its benchmark, the Lehman Brothers Government Index, which returned 3.93 percent.*

TAKING ADVANTAGE OF MARKET OPPORTUNITIES

The primary reason for our stronger-than-average performance during the reporting period was due to the Fund's emphasis on mortgage-backed securities, one of the best performing fixed income sectors through October. We began increasing the Fund's asset weighting in mortgage-backed securities in the first quarter of 1996, and on October 31, the Fund had approximately 50 percent of its net assets in mortgage-backed securities.

During 1996, the Voyageur U.S. Government Securities Fund also benefited from its holdings in lower-coupon mortgages. At the end of 1995, the market was pricing these securities as if the U.S. mortgage market was headed for a refinance boom similar to the one in 1993. We felt this was highly unlikely for two main reasons -- 1) 1995 interest rates were significantly higher than in 1993 and 2) the lack of evidence indicating that the Federal Reserve would lower rates anywhere near 1993 levels. Instead, we maintained and, in fact, ended up increasing our mortgage allocation at a time that proved beneficial to the shareholders of the Voyageur U.S. Government Securities Fund.

As mentioned in our June 30 annual report, we also took advantage of an opportunity to add value to the Fund by selling almost all of its two-year seasoned 30-year GNMA mortgages at a premium. This allowed us to capitalize on the excess return and reinvest in higher yielding securities, thereby improving the Fund's income.

MARKET VOLATILITY

For the first three quarters of 1996, the fixed income market was quite volatile with interest rates on the long bond (30- year Treasury) moving from 5.95 percent in January and peaking at 7.25 percent in the third quarter. Despite market volatility, we maintained the Fund's duration longer than five years since we believed a duration in the intermediate part of the yield curve offered the best risk-adjusted returns for long-term conservative investors.

In anticipation of continued volatility in the market and due to the appreciation in mortgage-backed securities, we have started decreasing our mortgage-backed securities allocation to approximately 50 percent of the Fund's total assets. We believe it is important to remember that volatility is not always bad. In fact, it often creates opportunities that could add value to the Fund.

GOING FORWARD

The current interest rate environment is providing investors with historically generous real rates of return. Given our believe that the Federal Reserve Board will maintain a vigilant anti-inflation policy, we think today's levels represent good value. We will continue to actively manage the Fund by monitoring current market activities and expectations in order to find opportunities where we can add value for the shareholders of the Voyageur U.S. Government Securities Fund.


VOYAGEUR U.S. GOVERNMENT SECURITIES FUND - CLASS A SHARES


               [U.S. Government Securities Datapoints for chart]


         1        2        3
Nov-87   9525     10000    10000
         9586     10064    10169
         9692     10175    10049
         9922     10416    10502
         9988     10486    10614
         9934     10430    10505
         9940     10435    10449
         9843     10333    10375
Jun-88   10073    10576    10604
         10069    10571    10532
         10086    10589    10553
         10276    10788    10783
         10429    10950    10973
         10325    10840    10844
         10305    10819    10885
         10468    10990    11023
         10425    10945    10933
         10469    10991    10999
         10624    11154    11235
         10868    11410    11500
Jun-89   11086    11638    11884
         11227    11787    12135
         11097    11650    11931
         11216    11775    11982
         11391    11959    12293
         11525    12100    12412
         11599    12177    12433
         11506    12080    12258
         11571    12148    12282
         11592    12170    12280
         11499    12073    12172
         11772    12359    12511
Jun-90   11961    12557    12709
         12160    12766    12871
         12086    12689    12693
         12168    12775    12814
         12312    12926    13023
         12632    13262    13312
         12844    13485    13519
         13007    13656    13663
         13047    13698    13741
         13174    13830    13811
         13298    13961    13963
         13360    14027    14018
Jun-91   13353    14019    13998
         13553    14229    14165
         13874    14566    14493
         14213    14922    14798
         14371    15088    14928
         14515    15239    15077
         15132    15886    15591
         14745    15480    15348
         14822    15561    15408
         14686    15418    15319
         14766    15502    15415
         15078    15830    15697
Jun-92   15320    16084    15922
         15785    16572    16323
         15919    16712    16475
         16172    16979    16707
         15893    16685    16466
         15832    16622    16438
         16127    16932    16715
         16493    17315    17071
         16859    17699    17412
         16932    17776    17469
         17052    17903    17604
         17064    17915    17585
Jun-93   17504    18377    17975
         17583    18460    18085
         17981    18878    18488
         18060    18961    18558
         18107    19010    18629
         17843    18733    18424
         17946    18841    18496
         18222    19131    18749
         17745    18629    18352
         17107    17960    17939
         16951    17797    17797
         16978    17824    17774
Jun-94   16812    17650    17733
         17147    18002    18059
         17171    18027    18063
         16847    17687    17808
         16783    17620    17796
         16717    17551    17764
         16948    17794    17872
         17277    18138    18204
         17785    18672    18596
         17878    18770    18713
         18154    19059    18958
         18942    19887    19722
Jun-95   19073    20024    19874
         18986    19933    19800
         19230    20189    20032
         19438    20407    20224
         19701    20683    20532
         20003    21001    20852
         20325    21339    21148
         20460    21480    21277
         19981    20977    20843
         19749    20734    20670
         19612    20590    20538
         19536    20510    20503
Jun-96   19814    20802    20767
         19877    20868    20819
         19821    20809    21165
         20180    21187    21118
Oct-96   20641    21670    21583

1 Voyageur U.S. Government Securities Fund with sales charge - Ending value $20,641

2 Voyageur U.S. Government Securities Fund without sales charge - Ending value $21,670

3    Lehman Brothers Government Index - Ending value $21,583



VOYAGEUR U.S. GOVT. SECURITIES FUND - AVERAGE ANNUAL TOTAL RETURNS

                             Institutional Shares                     Class A Shares
                           ------------------------      -------------------------------------------

                           1 year     Since 6/7/94*      1 year         5years        Since 11/2/87*
                           ------     -------------      ------         ------        --------------
Without sales charge       4.77%      7.74%              4.77%          7.51%         8.97%

With sales charge          n/a        n/a                (0.20%)**      6.47%**       8.38%**

Lehman Brothers            5.12%      8.46%              5.12%          7.84%         8.92%
Government Index


                                    Class B Shares                  Class C Shares
                              -------------------------      --------------------------

                              1 year      Since 6/7/94*      1 year      Since 1/10/95*
                              ------      -------------      ------      --------------
Without contingent            4.12%       7.11%              3.99%       10.99%
deferred sales charge

With contingent               (0.12%)     5.96%              2.99%       10.99%
deferred sales charge***

Lehman Brothers               5.12%       8.46%              5.12%       10.83%
Government Index


The performance of separate classes will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Performance quoted represents past performance and is not indicative of future results.

*        Commencement of operations.
**       Total return includes the maximum 4.75% sales charge.
***      Total return assumes redemption on October 31, 1996.




INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Voyageur Funds, Inc.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Voyageur U.S. Government Securities Fund, a portfolio within Voyageur Funds, Inc., as of October 31, 1996 and the related statements of operations for the four-months ended October 31, 1996 and the year ended June 30, 1996, the statements of changes in net assets for the four-months ended October 31, 1996 and each of the years in the two-year period ended June 30, 1996 and the financial highlights for the four-months ended October 31, 1996 and each of the years in the five-year period ended June 30, 1996. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Voyageur U.S. Government Securities Fund at October 31, 1996 and the results of its operations for the four-months ended October 31, 1996 and the year ended June 30, 1996, the changes in its net assets for the four-months ended October 31, 1996 and each of the years in the two-year period ended June 30, 1996, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.




                              KPMG Peat Marwick LLP

Minneapolis, Minnesota
December 6, 1996




VOYAGEUR U.S. GOVERNMENT SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES                                        OCTOBER 31, 1996
-------------------------------------------------------------------------------------------

ASSETS
Investments in securities, at market value (note 1)
   (identified cost: $114,624,732) ....................................      $ 116,880,303
Accrued interest receivable ...........................................          1,452,539
Receivable for Fund shares sold .......................................            344,809
Receivable for investment securities sold .............................          6,688,685
                                                                             -------------
   Total assets .......................................................        125,366,336
                                                                             -------------

LIABILITIES

Bank overdraft ........................................................             13,361
Dividends payable to shareholders .....................................            130,875
Payable for Fund shares redeemed ......................................            238,730
Payable for investment securities purchased ...........................          6,978,847
Other accrued expenses ................................................             48,314
                                                                             -------------
   Total liabilities ..................................................          7,410,127
                                                                             -------------
NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK ....................      $ 117,956,209
                                                                             =============

Represented by:
   Capital stock - authorized 10,000,000,000 shares of $.01 par value .      $     113,746
   Additional paid-in capital .........................................        121,912,001
   Undistributed net investment income ................................            217,429
   Accumulated net realized loss from investments .....................         (6,542,538)
   Unrealized appreciation of investments .............................          2,255,571
                                                                             -------------
     TOTAL NET ASSETS .................................................      $ 117,956,209
                                                                             =============

Net assets applicable to outstanding Class A Shares ...................      $  65,516,499
                                                                             =============
Net assets applicable to outstanding Class B Shares ...................      $   2,139,228
                                                                             =============
Net assets applicable to outstanding Class C Shares ...................      $     234,450
                                                                             =============
Net assets applicable to outstanding Institutional Class Shares .......      $  50,066,032
                                                                             =============

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Class A Shares (6,319,211 shares outstanding) (note 4) .............      $       10.37
                                                                             =============
   Class B Shares (206,126 shares outstanding) (note 4) ...............      $       10.38
                                                                             =============
   Class C Shares (22,631 shares outstanding) (note 4) ................      $       10.36
                                                                             =============
   Institutional Class Shares (4,826,688 shares outstanding) (note 4) .      $       10.37
                                                                             =============

See accompanying notes to financial statements.




VOYAGEUR U.S. GOVERNMENT SECURITIES FUND

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------------------------------------

                                                                                 FOUR MONTHS          YEAR
                                                                                    ENDED             ENDED
                                                                                 OCTOBER 31,        JUNE 30,
                                                                                1996 (NOTE 1)         1996
                                                                               --------------      -----------
Investment income:
   Interest ...........................................................        $ 2,633,012         $ 8,556,433
                                                                               -----------         -----------

Expenses (note 3):
   Investment advisory and management fee .............................            187,687             609,965
   Dividend disbursing, administrative and accounting services fees ...             44,565             166,715
   Distribution fees (Class A) ........................................             56,426             182,881
   Distribution fees (Class B) ........................................              6,592               9,201
   Distribution fees (Class C) ........................................                759               2,690
   Distribution fees (Institutional Class) ............................             35,580             119,138
   Printing, postage and supplies .....................................              4,667              17,829
   Audit fees .........................................................             15,792              17,632
   Legal fees .........................................................                959               7,941
   Custodian fees .....................................................              3,895              18,700
   Directors' fees ....................................................              3,792               6,659
   Registration fees ..................................................             12,915              21,476
   Other ..............................................................                894              13,085
                                                                               -----------         -----------
     Total expenses ...................................................            374,523           1,193,912
   Less: Expenses waived or absorbed by the distributor ...............               --                (1,606)
                                                                               -----------         -----------
   Net expenses before earnings credits on uninvested cash balances ...            374,523           1,192,306
   Less: Earnings credits on uninvested cash balances .................               (894)            (10,549)
                                                                               -----------         -----------
     Total net expenses ...............................................            373,629           1,181,757
                                                                               -----------         -----------
     Investment income - net ..........................................          2,259,383           7,374,676
                                                                               -----------         -----------

Realized and unrealized gain (loss) on investments (note 2):
   Realized gain on security transactions .............................            936,151           2,285,055
   Net change in unrealized appreciation or depreciation of investments          1,370,635          (4,503,029)
                                                                               -----------         -----------
     Net gain (loss) on investments ...................................          2,306,786          (2,217,974)
                                                                               -----------         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................        $ 4,566,169         $ 5,156,702
                                                                               ===========         ===========

See accompanying notes to financial statements.




VOYAGEUR U.S. GOVERNMENT SECURITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------

                                                                           FOUR MONTHS
                                                                               ENDED              YEAR               YEAR
                                                                            OCTOBER 31,           ENDED              ENDED
                                                                           1996 (NOTE 1)      JUNE 30, 1996      JUNE 30, 1995
                                                                           -------------      -------------      -------------
Operations:
   Investment income - net ............................................    $   2,259,383      $   7,374,676      $   8,267,737
   Net realized gain (loss) on investments ............................          936,151          2,285,055         (9,763,744)
   Net change in unrealized appreciation or depreciation of investments        1,370,635         (4,503,029)        18,185,818
                                                                           -------------      -------------      -------------
     Net increase in net assets resulting from operations .............        4,566,169          5,156,702         16,689,811
                                                                           -------------      -------------      -------------
Distributions to shareholders from:
   Investment income - net:
     Class A ..........................................................       (1,364,201)        (4,281,883)        (4,919,889)
     Class B ..........................................................          (34,848)           (48,064)            (2,497)
     Class C ..........................................................           (4,027)           (13,726)            (1,136)
     Institutional Class ..............................................         (858,567)        (2,789,781)        (3,344,215)
   Distributions in excess of net investment income:
     Class A ..........................................................             --                 --              (12,813)
     Class B ..........................................................             --                 --                   (7)
     Class C ..........................................................             --                 --                   (3)
     Institutional Class ..............................................             --                 --               (8,710)
   Net realized gain on investments:
     Class A ..........................................................             --                 --             (160,578)
     Class B ..........................................................             --                 --                  (36)
     Institutional Class ..............................................             --                 --             (100,354)
                                                                           -------------      -------------      -------------
       Total distributions ............................................       (2,261,643)        (7,133,454)        (8,550,238)
                                                                           -------------      -------------      -------------

Share transactions: (note 4)
   Proceeds from sale of shares:
     Class A (note 3) .................................................          861,117          7,330,164          9,513,749
     Class B ..........................................................          404,912          1,769,115            130,370
     Class C ..........................................................            4,598             91,380            218,517
     Institutional Class ..............................................       10,243,939         15,417,147         17,648,013
   Net asset value of shares issued in reinvestment of net investment .
     income and net realized gain distributions:
       Class A ........................................................          942,767          2,859,623          3,394,023
       Class B ........................................................           11,998             16,287                952
       Class C ........................................................            1,898              5,275                564
       Institutional Class ............................................          595,190          1,796,765          1,908,755
   Payments for redemption of shares:
     Class A ..........................................................       (6,075,050)       (16,187,295)       (26,146,449)
     Class B (note 3) .................................................         (100,618)          (105,794)           (22,398)
     Class C (note 3) .................................................             (600)           (85,799)               (10)
     Institutional Class ..............................................       (3,372,008)       (29,486,507)       (18,678,004)
                                                                           -------------      -------------      -------------
   Increase (decrease) in net assets from share transactions ..........        3,518,143        (16,579,639)       (12,031,918)
                                                                           -------------      -------------      -------------
     Total increase (decrease) in net assets ..........................        5,822,669        (18,556,391)        (3,892,345)
Net assets at beginning of year .......................................      112,133,540        130,689,931        134,582,276
                                                                           -------------      -------------      -------------
Net assets at end of year (including undistributed (distributions in excess of) net investment income of $217,429,  $219,689 and
   $(21,533), respectively) ...........................................    $ 117,956,209      $ 112,133,540      $ 130,689,931
                                                                           =============      =============      =============

See accompanying notes to financial statements.



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Voyageur U. S. Government Securities Fund (the Fund) is a portfolio within Voyageur Funds, Inc. which is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund seeks high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government. The Fund offers Class A, Class B, Class C and Institutional Class Shares. Class A Shares are sold with a front-end sales charge. Class B Shares are sold subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C Shares are sold subject to a contingent deferred sales charge and have no conversion feature. Institutional Class Shares are sold without a front-end sales charge and are not subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class' Distribution Agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

   Effective October 31, 1996, the Fund changed its fiscal year-end from June 30 to October 31.

   The significant accounting policies followed by the Fund are summarized as follows:

USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increase (decrease) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES

   The values of fixed income securities are determined using pricing services or prices quoted by independent brokers. When market quotations are not readily available, or in certain other circumstances, securities are valued at fair value according to methods selected in good faith by the Board of Directors. Short-term securities are valued at amortized cost which approximates market value.

   Security transactions are accounted for on the trade date. Securities gains and losses are calculated on the identified-cost basis. Interest income, including level- yield amortization of premium and discount, is accrued daily.

FEDERAL INCOME TAXES

   The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund. Net investment income and net realized gains (losses) for the Fund may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

   For federal income tax purposes, at October 31, 1996, the Fund had a capital loss carryover of $6,455,498 that will expire in the years 2002 through 2003 if not offset by subsequent capital gains. It is unlikely that the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

DISTRIBUTIONS TO SHAREHOLDERS

   Dividends declared daily from net investment income are payable monthly in cash or may be reinvested in additional shares of the Fund at net asset value. Net realized short-term capital gains, when available, may be distributed throughout the year. Net realized long-term capital gains, when available, are distributed annually.

REPURCHASE AGREEMENTS

   Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Procedures for all agreements ensure that the daily market value of the collateral is in excess of the repurchase agreement in the event of default.

(2) INVESTMENT SECURITIES TRANSACTIONS

   Purchase cost and proceeds of sales of investment securities, other than short-term securities, aggregated $76,927,342 and $73,747,390, respectively, for the four months ended October 31, 1996.

(3) EXPENSES

   The Fund has an investment advisory agreement with Voyageur Fund Managers, Inc. (Voyageur), under which Voyageur manages the Fund's assets and furnishes related office facilities, equipment, research and personnel. The Fund pays a monthly fee to Voyageur equal to an annual rate of .50% of the Fund's average daily net assets.

   The Fund also has Distribution Agreements under Rule 12b-1 of the Investment Company Act of 1940 with Voyageur Fund Distributors, Inc. (Fund Distributors). The Fund is obligated to pay Fund Distributors a monthly distribution fee at an annual rate of .25% of the average daily net assets of the Class A and Institutional Class Shares and 1.00% of the average daily net assets of the Class B and Class C Shares. Fund Distributors may waive all or part of its distribution fee at its sole discretion.

   The Fund will also pay a fee to Voyageur for acting as the Fund's dividend disbursing, administrative and accounting services agent. The fee is paid monthly and is equal to the sum of $1.33 per shareholder account per month, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .02%. The Fund is also responsible for reimbursing Voyageur's out-of-pocket expenses in connection with the performance of dividend disbursing, administrative and accounting services.

   In addition to the fees above, the Fund is responsible for paying most other operating expenses including directors' fees, registration fees, printing of shareholder reports, legal and auditing services, and other miscellaneous expenses. Under the investment advisory agreement, Voyageur is obligated to pay all expenses and fees (excluding distribution fees, interest, taxes and brokerage commission) which exceed 1.00% of the Fund's average daily net assets, on an annual basis. During the four months ended October 31, 1996 the Fund earned $894 in credits on uninvested cash balances held by the Fund at the custodian which were used to reduce fees for custodial services provided by the custodian bank.

   Sales charges paid by Class A shareholders were $10,639 during the four months ended October 31, 1996. Of this amount, Fund Distributors received $1,628. Contingent deferred sales charges paid by Class B and Class C shareholders were $1,460 and $4 during the four months ended October 31, 1996, respectively.

(4) SHARE TRANSACTIONS

   Transactions in shares for the periods ended October 31, 1996, June 30, 1996 and June 30, 1995 were as follows:

                                                  CLASS A                                  CLASS B
                                    ------------------------------------       -------------------------------
                                    FOUR MONTHS      YEAR        YEAR          FOUR MONTHS    YEAR       YEAR
                                       ENDED         ENDED       ENDED            ENDED       ENDED      ENDED
                                    OCTOBER 31,     JUNE 30,    JUNE 30,       OCTOBER 31,   JUNE 30,   JUNE 30,
                                       1996           1996        1995            1996         1996       1995
                                       ----           ----        ----            ----         ----       ----
Shares sold......................     84,718        701,265      987,529       39,770       170,138     13,081
Shares issued for
   reinvested distributions......     92,642        275,527      347,009        1,177         1,571         95
Shares redeemed..................   (595,352)    (1,556,383)  (2,693,318)      (9,851)      (10,038)    (2,323)
                                   ----------    -----------  -----------     --------      --------    -------
Increase (decrease) in shares
   outstanding...................   (417,992)   (   579,591)  (1,358,780)      31,096       161,671     10,853
                                   ==========   ============  ===========     ========      ========    ======


                                                                                        INSTITUTIONAL
                                                 CLASS C                                    CLASS
                                   ----------------------------------------   ----------------------------------
                                   FOUR MONTHS     YEAR      PERIOD FROM      FOUR MONTHS    YEAR       YEAR
                                      ENDED        ENDED   JANUARY 10,1995*      ENDED       ENDED      ENDED
                                   OCTOBER 31,   JUNE 30,    TO JUNE 30,      OCTOBER 31,   JUNE 30,   JUNE 30,
                                      1996         1996         1995             1996         1996       1995
                                      ----         ----         ----             ----         ----       ----
Shares sold.....................       449         8,796        21,237         997,379    1,475,063    1,832,690
Shares issued for
   reinvested distributions.....       187          506            56           58,441      173,176     194,552
Shares redeemed.................       (59)      (8,540)           (1)        (330,989)  (2,794,116) (1,895,210)
                                    -------      -------    ----------        ---------  ----------- -----------
Increase (decrease) in shares
   outstanding..................       577          762        21,292          724,831   (1,145,877)    132,032
                                    ======     =========       =======      ===========  ======================

-----------------------
* Commencement of operations.


(5) FINANCIAL HIGHLIGHTS

   Per share data (rounded to the nearest cent) for a share of capital stock outstanding and selected information for each period are as follows:

                                                                       CLASS A
                                           -------------------------------------------------------------------
                                           FOUR MONTHS
                                              ENDED                         YEAR ENDED JUNE 30,
                                           OCTOBER 31,    ----------------------------------------------------
                                              1996        1996        1995        1994        1993        1992
                                           -----------    ----        ----        ----        ----        ----
Net asset value:
   Beginning of period.................      $10.16      $10.37      $9.76      $10.99      $10.46      $ 9.99
                                             ------      ------      -----      ------      ------      ------

Operations:
   Net investment income...............         .21        .63         .62         .55         .61         .67
   Net realized and unrealized
     gain (loss) on investments........         .21       (.23)        .63        (.94)        .83         .76
                                           --------      ------     ------     --------   --------     -------
       Total from operations...........         .42        .40        1.25        (.39)       1.44        1.43
                                           --------      ------     ------     --------    -------      ------

Distributions to shareholders:
   From net investment income...........      (.21)       (.61)       (.62)       (.55)       (.61)       (.67)
   From net realized gains.............         --          --        (.02)       (.29)       (.30)       (.29)
                                           --------      ------      ------     -------    --------     -------
     Total distributions................      (.21)       (.61)       (.64)       (.84)       (.91)       (.96)
                                           --------      ------      ------     -------    --------     -------

Net asset value:
   End of period........................     $10.37      $10.16      $10.37      $ 9.76      $10.99      $10.46
                                             ======      ======      ======      ======      ======      ======

Total investment return (d).............      4.18%       3.88%      13.45%     (3.95)%      14.25%      14.68%
Net assets at end of
   period (000's omitted)...............    $65,516     $68,442     $75,886     $84,660    $112,604     $53,332

Ratios:
   Ratio of expenses to
     average daily net assets (f).......    .98%(e)        .97%        .95%        .96%       1.10%       1.00%
   Ratio of net investment income
     to average daily net assets........   6.03%(e)       6.07%       6.38%       5.10%       5.61%       6.60%
   Assuming no voluntary waivers
     and reimbursements:
     Expenses (b).......................    .98%(e)        .97%        .95%        .96%       1.14%       1.25%
     Net investment income..............   6.03%(e)       6.07%       6.38%       5.10%       5.57%       6.35%
   Portfolio turnover rate (excluding
     short-term securities).............     66.29%     145.35%     144.39%     124.38%     175.02%     198.54%

See accompanying notes to Financial Highlights.


                                                                  CLASS B
                                            -------------------------------------------------------

                                            FOUR MONTHS      YEAR          YEAR         PERIOD FROM
                                               ENDED         ENDED         ENDED          JUNE 7,
                                            OCTOBER 31,    JUNE 30,      JUNE 30,       1994(c) TO
                                               1996          1996          1995       JUNE 30, 1994
                                            -------------------------------------------------------
Net asset value:
   Beginning of period...................     $10.17         $10.38          $9.75         $10.05
                                              ------         ------         ------         ------

Operations:
   Net investment income.................        .18           .57             .56            .01
   Net realized and unrealized
     gain (loss) on investments..........        .21          (.23)            .65          (.28)
                                              ------         ------         ------         ------
       Total from operations.............        .39            .34           1.21          (.27)
                                              ------         ------         ------         ------

Distributions to shareholders:
   From net investment income............      (.18)          (.55)          (.56)          (.01)
   From net realized gains...............         --             --          (.02)          (.02)
                                              ------         ------         ------         ------
     Total distributions.................      (.18)          (.55)          (.58)          (.03)
                                              ------         ------         ------         ------

Net asset value:
   End of period.........................     $10.38         $10.17         $10.38          $9.75
                                              ======         ======         ======         ======

Total investment return (d)..............      3.91%          3.32%         12.90%        (2.68)%
Net assets at end of
   period (000's omitted)................     $2,139         $1,780           $139            $24

Ratios:
   Ratio of expenses to
     average daily net assets (f)........    1.73%(e)         1.46%          1.54%        .30%(a)
   Ratio of net investment income
     to average daily net assets.........    5.24%(e)         5.55%          5.56%        .11%(a)
   Assuming no voluntary waivers
     and reimbursements:
     Expenses (b)........................    1.73%(e)         1.63%          1.69%        .30%(a)
     Net investment income...............    5.24%(e)         5.38%          5.41%        .11%(a)
   Portfolio turnover rate (excluding
     short-term securities)..............      66.29%       145.35%        144.39%        124.38%

See accompanying notes to Financial Highlights.




                                                                    CLASS C
                                                  ------------------------------------------
                                                  FOUR MONTHS        YEAR        PERIOD FROM
                                                     ENDED           ENDED       JANUARY 10,
                                                  OCTOBER 31,       JUNE 30,      1995(c) TO
                                                     1996            1996       JUNE 30, 1995
                                                  -----------      ---------    -------------
Net asset value:
   Beginning of period.........................      $10.15         $10.36          $9.48
                                                     ------         ------         ------

Operations:
   Net investment income.......................         .18            .55            .27
   Net realized and unrealized
     gain (loss) on investments................         .21          (.23)            .88
                                                     ------         ------         ------
       Total from operations...................         .39            .32           1.15
                                                     ------         ------         ------

Distributions to shareholders:
   From net investment income..................       (.18)          (.53)          (.27)
   From net realized gains.....................         --             --             --
                                                     ------         ------         ------
     Total distributions.......................       (.18)          (.53)          (.27)
                                                     ------         ------         ------

Net asset value:
   End of period...............................      $10.36         $10.15         $10.36
                                                     ======         ======         ======

Total investment return (d)....................       3.92%          3.11%         12.73%
Net assets at end of
   period (000's omitted)......................        $234           $224           $221

Ratios:
   Ratio of expenses to
     average daily net assets (f)..............    1.73%(e)          1.70%       1.62%(e)
   Ratio of net investment income
     to average daily net assets...............    5.26%(e)          5.33%       5.10%(e)
   Assuming no voluntary waivers
     and reimbursements:
     Expenses (b)..............................    1.73%(e)          1.70%       1.65%(e)
     Net investment income.....................    5.26%(e)          5.33%       5.07%(e)
   Portfolio turnover rate (excluding
     short-term securities)....................      66.29%        145.35%        144.39%

See accompanying notes to Financial Highlights.



                                                                           INSTITUTIONAL CLASS
                                                            ---------------------------------------------------
                                                            FOUR MONTHS     YEAR       YEAR       PERIOD FROM
                                                               ENDED        ENDED      ENDED     JUNE 7, 1994(c)
                                                            OCTOBER 31,    JUNE 30,   JUNE 30,     TO JUNE 30,
                                                                1996         1996       1995          1994
                                                                ----         ----       ----          ----
Net asset value:
   Beginning of period..................................      $10.16        $10.37       $9.75      $10.05
                                                              ------        ------      ------      ------

Operations:
   Net investment income................................         .21           .63         .62         .01
   Net realized and unrealized
     gain (loss) on investments.........................         .21         (.23)         .64       (.28)
                                                              ------        ------      ------      ------
       Total from operations............................         .42           .40        1.26       (.27)
                                                              ------        ------      ------      ------

Distributions to shareholders:
   From net investment income...........................       (.21)         (.61)       (.62)       (.01)
   From net realized gains..............................         --            --        (.02)       (.02)
                                                              ------        ------      ------      ------
     Total distributions................................       (.21)         (.61)       (.64)       (.03)
                                                              ------        -----       ------      ------

Net asset value:
   End of period........................................      $10.37        $10.16      $10.37       $9.75
                                                              ======        ======      ======      ======

Total investment return (d).............................       4.17%         3.88%      13.57%     (2.64)%
Net assets at end of
   period (000's omitted)...............................      50,066       $41,688     $54,445     $49,898

Ratios:
   Ratio of expenses to
     average daily net assets (f).......................     .99%(e)          .97%        .94%     .25%(a)
   Ratio of net investment income
     to average daily net assets........................    6.00%(e)         6.07%       6.39%     .16%(a)
   Assuming no voluntary waivers and reimbursements:
     Expenses (b).......................................     .99%(e)          .97%        .94%     .25%(a)
     Net investment income..............................    6.00%(e)         6.07%       6.39%     .16%(a)
   Portfolio turnover rate (excluding
     short-term securities).............................      66.29%       145.35%     144.39%     124.38%

See accompanying notes to Financial Highlights.


NOTES TO FINANCIAL HIGHLIGHTS

(a) Ratios presented for the period from June 7, 1994 to June 30, 1994 are not annualized as they are not indicative of anticipated annual results.

(b) Voyageur and Fund Distributors voluntarily waived or reimbursed a portion of expenses during several periods presented. The annual contractual expense limit for the Fund (excluding distribution fees) is 1% of average daily net assets. The maximum distribution fee is .25% of the Fund's average daily net assets for Class A and Institutional Class Shares and 1.00% of the Fund's average daily net assets for Class B and Class C Shares.
(c)  Commencement of operations.

(d) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(e)  Annualized.

(f) Beginning in the year ended June 30, 1996, the expense ratio reflects the effect of gross expense attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.




VOYAGEUR U.S. GOVERNMENT SECURITIES FUND
INVESTMENTS IN SECURITIES                                                                   OCTOBER 31, 1996
-------------------------------------------------------------------------------------------------------------------


                                                                                      PRINCIPAL            MARKET
                                NAME OF ISSUER                                         AMOUNT             VALUE(a)
-------------------------------------------------------------------------------------------------------------------

(Percentage of each investment category relates to total net assets)

BONDS (99.1%):
  U.S. GOVERNMENT AGENCY OBLIGATIONS (49.8%):
-------------------------------------------------------------------------------------------------------------------

   Government National Mortgage Association
     Mortgage-Backed Pass-Thru Certificates
       10.00%    due 12/20/02                                                  $        74,153        $     78,143
       10.00%    due 03/15/16                                                           80,592              88,608
        8.00%    due 01/15/17                                                           50,538              52,454
        7.00%    due 09/15/25                                                        1,884,125           1,850,041
        7.00%    due 01/15/26                                                        2,849,114           2,795,779
        7.00%    due 01/15/26                                                        2,929,365           2,874,528
        7.00%    due 01/15/26                                                        4,146,020           4,068,406
        7.00%    due 01/15/26                                                        2,984,723           2,930,730
        7.00%    due 01/15/26                                                        2,920,482           2,865,810
        7.50%    due 01/15/26                                                        1,889,740           1,897,148
        6.50%    due 01/15/26                                                          996,030             952,663
        7.00%    due 02/15/26                                                        3,646,311           3,578,052
        7.00%    due 02/15/26                                                        4,840,257           4,749,648
        7.50%    due 02/15/26                                                        1,657,362           1,663,859
        6.50%    due 03/15/26                                                        1,265,085           1,210,003
        6.50%    due 03/15/26                                                          937,669             896,843
        7.00%    due 03/15/26                                                        1,289,695           1,265,552
        6.50%    due 04/15/26                                                        1,556,771           1,490,453
        7.00%    due 04/15/26                                                        2,936,957           2,881,977
        6.50%    due 04/15/26                                                        2,012,668           1,925,036
        7.00%    due 06/15/26                                                        2,977,695           2,921,953
        6.50%    due 06/15/26                                                        2,967,068           2,837,881
        7.00%    due 07/15/26                                                        8,428,682           8,270,897
        7.00%    due 07/15/26                                                        2,984,231           2,928,366
        7.50%    due 08/15/26                                                        1,683,160           1,689,758
                                                                                                   ---------------
                                                                                                        58,764,588
                                                                                                   ---------------

See accompanying notes to investments in securities.



VOYAGEUR U.S. GOVERNMENT SECURITIES FUND
INVESTMENTS IN SECURITIES (CONTINUED)                                                      OCTOBER 31, 1996
-------------------------------------------------------------------------------------------------------------------


                                                                                      PRINCIPAL            MARKET
                                NAME OF ISSUER                                         AMOUNT             VALUE(a)
-------------------------------------------------------------------------------------------------------------------


  U.S. TREASURY ISSUES (49.3%):
-------------------------------------------------------------------------------------------------------------------

   U.S. Treasury Notes
        6.13%    due 03/31/98                                                      $ 3,200,000         $ 3,220,512
        6.00%    due 05/31/98                                                        1,000,000           1,004,530
        5.50%    due 11/15/98                                                        6,250,000           6,216,813
        8.00%    due 08/15/99                                                          500,000             526,560
        6.75%    due 04/30/00                                                        3,050,000           3,122,437
        8.88%    due 05/15/00                                                        1,000,000           1,091,410
        5.75%    due 10/31/00                                                       10,000,000           9,901,600
        5.63%    due 11/30/00                                                        6,000,000           5,911,860
        6.25%    due 10/31/01                                                        2,000,000           2,013,120
        7.50%    due 05/15/02                                                        1,150,000           1,223,497
        6.38%    due 08/15/02                                                        2,000,000           2,022,820
        5.75%    due 08/15/03                                                        2,100,000           2,045,211
        7.25%    due 08/15/04                                                        6,000,000           6,359,040
       10.00%    due 05/15/10                                                       10,500,000          12,918,255

   U.S. Treasury Strips
        6.83%    due 02/15/12(c)                                                     1,500,000             538,050
                                                                                                      ------------
                                                                                                        58,115,715
                                                                                                      ------------

        TOTAL INVESTMENTS IN SECURITIES (cost: $114,624,732) (b)                                      $116,880,303
                                                                                                      ============


NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 1 to the financial statements.

(b) The cost of securities for federal income tax purposes was $114,711,772 and the aggregate gross unrealized appreciation and depreciation based on this cost was:

                Gross unrealized appreciation......        $2,380,765
                Gross unrealized depreciation......          (212,234)
                                                          ------------
                  Net unrealized appreciation......        $2,168,531
                                                          ============

(c) Zero coupon security. Interest rate disclosed is the effective yield as of the date of acquisition.




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